                                                                    EXHIBIT 24.1


                             THE JOHN NUVEEN COMPANY

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute on behalf of the undersigned a Registration Statement or Form S-8, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, pursuant to the requirements of the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission and any other regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 6th day of June, 2002.


                                                  /s/ Timothy R. Schwertfeger
                                                  ------------------------------
                                                  Timothy R. Schwertfeger


STATE OF ILLINOIS            )
                             )SS
COUNTY OF COOK               )

On this 6th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                            /s/ Jose A. Visaya
                                                  ------------------------------
                                                           Notary Public

My Commission Expires: May 15, 2005

                             THE JOHN NUVEEN COMPANY

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints ALAN G. BERKSHIRE, (with full power to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute on behalf of the undersigned a Registration Statement on Form S-8, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, pursuant to the requirements of the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission and any other regulatory authority, federal or state, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 11th day of June, 2002.


                                                    /s/ John P. Amboian
                                                    ----------------------------
                                                    John P. Amboian


STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )

On this 11th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                              /s/ Jose A. Visaya
                                                    ----------------------------
                                                           Notary Public

My Commission Expires: May 15, 2005

                             THE JOHN NUVEEN COMPANY

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute on behalf of the undersigned a Registration Statement on Form S-8, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, pursuant to the requirements of the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission and any other regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 10th day of June, 2002.


                                                    /s/ Willard L. Boyd
                                                    ----------------------------
                                                    Willard L. Boyd


STATE OF IOWA             )
                          )SS
COUNTY OF JOHNSON         )

On this 10th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                              /s/ Grace Newby
                                                    ----------------------------
                                                             Notary Public

My Commission Expires: October 27, 2002

                             THE JOHN NUVEEN COMPANY

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute on behalf of the undersigned a Registration Statement on Form S-8, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith pursuant to the requirements of the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission and any other regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 7th day of June, 2002.


                                                /s/ W. John Driscoll
                                                --------------------------------
                                                W. John Driscoll


STATE OF MINNESOTA      )
                        )SS
COUNTY OF RAMSEY        )

On this 7th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                          /s/ Cheryl M. McNary
                                                --------------------------------
                                                           Notary Public

My Commission Expires: January 31, 2005

                             THE JOHN NUVEEN COMPANY

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute on behalf of the undersigned a Registration Statement on Form S-8, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith pursuant to the requirements of the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission and any other regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 12th day of June, 2002.


                                                  /s/ Duane R. Kullberg
                                                  ------------------------------
                                                  Duane R. Kullberg


STATE OF ILLINOIS           )
                            )SS
COUNTY OF COOK              )

On this 12th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                            /s/ Jose A. Visaya
                                                  ------------------------------
                                                           Notary Public

My Commission Expires: May 15, 2005

                             THE JOHN NUVEEN COMPANY

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute on behalf of the undersigned a Registration Statement on Form S-8, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, pursuant to the requirements of the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission and any other regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 10th day of June, 2002.


                                                /s/ Jay S. Fishman
                                                --------------------------------
                                                Jay S. Fishman


STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )

On this 10th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                          /s/ Jose A. Visaya
                                                --------------------------------
                                                         Notary Public

My Commission Expires: May 15, 2005

                             THE JOHN NUVEEN COMPANY

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute on behalf of the undersigned a Registration Statement on Form S-8, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith pursuant to the requirements of the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission and any other regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 10th day of June, 2002.


                                                   /s/ Thomas A. Bradley
                                                   -----------------------------
                                                   Thomas A. Bradley


STATE OF MINNESOTA    )
                      )SS
COUNTY OF RAMSEY      )

On this 10th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                             /s/ Patricia A. Miller
                                                   -----------------------------
                                                           Notary Public

My Commission Expires: January 31, 2005

                             THE JOHN NUVEEN COMPANY

                      ------------------------------------

                                POWER OF ATTORNEY

                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute on behalf of the undersigned a Registration Statement on Form S-8, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith pursuant to the requirements of the Securities Act of 1933, as amended, and to file the same with the Securities and Exchange Commission and any other regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 10th day of June, 2002.


                                                    /s/ John A. MacColl
                                                    ----------------------------
                                                    John A. MacColl


STATE OF MARYLAND            )
                             )SS
COUNTY OF BALTIMORE          )

On this 10th day of June, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                              /s/ Joan E. Boemmel
                                                    ----------------------------
                                                             Notary Public

My Commission Expires: August 19, 2002